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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2003

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6407 (Commission File Number)	75-0571592 (I.R.S. Employer Identification No.)

One PEI Center Wilkes-Barre, Pennsylvania (Address of principal executive offices)	18711 (Zip Code)

Registrant's telephone number, including area code: (570) 820-2400

ITEM 5. OTHER EVENTS

        Southern Union Company ("the Company") filed today the Underwriting Agreement included as Exhibit 1, among the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as Representatives of the several Underwriters listed in Schedule 1 to the Underwriting Agreement) with respect to Southern Union Company's proposed issuance of 8,000,000 Depositary Shares, each representing one-tenth of a share of 7.55% Noncumulative Preferred Stock, Series A.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibit No.

  1
  Underwriting Agreement dated as of October 1, 2003, among Southern Union Company, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            This report and other Company releases and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

            Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition, customer growth; abnormal weather conditions in our service territories; the impact of relations with labor unions of bargaining-unit union employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our subsidiaries' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY (Registrant)
Date: October 7, 2003	By:	/s/ DAVID J. KVAPIL David J. Kvapil Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement dated as of October 1, 2003, between Southern Union Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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SIGNATURES
EXHIBIT INDEX